SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 24, 2006

Morgan Stanley
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-11758 (Commission File Number)	36-3145972 (IRS Employer Identification No.)

1585 Broadway, New York, New York		10036
(Address of Principal Executive Offices)		(zip code)

Registrant’s telephone number, including area code: (212) 761-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 9.01 (d). Exhibits

8-l	Tax Opinion of Davis Polk & Wardwell, dated March 30, 2006, relating to the registrant’s Global Medium-Term Notes, Series F, Senior Fixed Rate Notes, High Income Trigger Securities (“HITSSM”), as described in the Prospectus Supplement for HITS dated March 30, 2006 and in Preliminary Pricing Supplement No. 40 dated March 24, 2006, each related to Registration Statement No. 333-131266.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MORGAN STANLEY
(Registrant)

	By:	/s/ W. Gary Beeson

		Name:	W. Gary Beeson
		Title:	Assistant Secretary and Counsel

Date: March 30, 2006

Index to Exhibits

Exhibit No.	Description

8-1

Tax Opinion of Davis Polk & Wardwell, dated March 30, 2006, relating to the registrant’s Global Medium-Term Notes, Series F, Senior Fixed Rate Notes, High Income Trigger Securities (“HITSSM”), as described in the Prospectus Supplement for HITS dated March 30, 2006 and in Preliminary Pricing Supplement No. 40 dated March 24, 2006, each related to Registration Statement No. 333-131266.